Agilysys, Inc. (Nasdaq: AGYS) Agilysys, Inc. (Nasdaq: AGYS) Agilysys, Inc. (Nasdaq: AGYS) Fiscal 2012 Unaudited First-Quarter Results August 9, 2011 1 Exhibit 99.2

Forward-looking statements & non-GAAP financial
information
Forward-looking statements & non-GAAP financial
information
Forward-Looking Language
This Quarterly Report contains certain management expectations, which may constitute forward-looking information within the meaning of
Section 27A of the Securities Act of 1933, Section 21E of the Securities and Exchange Act of 1934, and the Private Securities Reform Act of
1995. Forward-looking information speaks only as to the date of this Quarterly Report and may be identified by use of words such as “may,”
“will,” “believes,” “anticipates,” “plans,” “expects,” “estimates,” “projects,” “targets,” “forecasts,” “continues,” “seeks,” or the negative of those terms or similar expressions. Many important factors could cause actual results to be materially different from those in forward-looking information, including, without limitation, competitive factors, disruption of supplies, changes in market conditions, pending or future claims or litigation, or technology advances. No assurances can be provided as to the outcome of cost reductions, expected benefits and outcomes from our recent ERP implementation, business strategies, future financial results, unanticipated downturns to our relationships with customers and macroeconomic demand for IT products and services, unanticipated difficulties integrating acquisitions, new laws and government regulations, interest rate changes, consequences related to the concentrated ownership of our outstanding shares by MAK
Capital, unanticipated deterioration in economic and financial conditions in the United States and around the world or the consequences associated with the sale of the Company’s TSG business, and uncertainties regarding restructuring actions and the relocation of the
Company’s corporate headquarters. The Company does not undertake to update or revise any forward-looking information, even if events make it clear that any projected results, actions, or impact, express or implied, will not be realized.
Other potential risks and uncertainties that may cause actual results to be materially different from those in forward-looking information are described in “Risk Factors,” which is included in Part I, Item 1A of the Company’s Annual Report for the fiscal year ended March 31, 2011.
Use of Non-GAAP Financial Information
To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, certain non-GAAP financial measures as defined by the SEC rules are used.
Management believes that such information can enhance investors' understanding of the Company's ongoing operations. The non-GAAP measures included in this presentation have been reconciled to the comparable GAAP measures within an accompanying table, shown on the last page of this presentation.

Strategic update
Strategic update
• Closed divestiture of Technology Solutions Group (TSG) business for a purchase price of $64.0M in cash to OnX Enterprise Solutions on August 1
• Net proceeds after contractual obligations and estimated transaction expenses are expected to be $55.7M
• Net proceeds remain subject to downward working capital adjustment based on closing balance sheet
• Strategic emphasis focuses on improving business performance, making select investments and returning capital to shareholders
• Announced Board of Directors authorization to repurchase up to 1.6 million, or approximately 7%, of outstanding shares
• Key tenets of operating plan are streamlining operations and reducing corporate expenses, including facilities’ footprint
• Relocating corporate headquarters to Alpharetta, Georgia to reduce corporate costs and reposition support closer to key revenue-producing locations in Georgia and South Carolina
• Executing plan to reduce annual “run-rate” SG&A by $14M to
$16M,
which is expected to
be realized beginning in FY13 — primarily corporate cost savings
• Estimated restructuring costs are $16M to
$18M—
expect to be primarily recognized in
FY12

st
Shareholder value to be driven by improved operating performance while focusing on the market opportunities in the hospitality and retail industries

Strategic update
Strategic update
• Hoteliers and retailers demand lower operating costs, while enhancing guest experience, driven by their investments in business systems
• No clear end-to-end hospitality solution exists
• Hotels and restaurants are looking to deliver value through “personalization” of guest experience
• Hotels and resorts desire to be hub of guest travel experience
• Retailers seeking mobility solutions
• Key strategic initiatives
• Product integration
• Capability development
• Investment prioritization
• Partner expansion

Q1 review: consolidated results
Q1 review: consolidated results
• Consolidated revenue increased 15%;
hardware up 22%, software down 14% and
services up 18%
• Gross margins decreased 40 basis points
due to lower services margins in TSG
• SG&A, excluding depr. & amort., increased
$2.5M, primarily due to TSG transaction
expenses and accelerated vesting of stock
compensation
• Depreciation and amortization decreased
$1.1M, primarily due to lower acquisition-
related intangibles amortization
• Taxes in Q1 FY11 included a $4.4M charge
for valuation allowance related to deferred tax
assets
• Operating loss was $5.4M, compared with
loss of $6.6M in Q1 FY11
Q1 Year-over-Year Commentary Statement of Operations
($Mil., except per share)

2011 2010%
Net sales $151.6 $131.9 15.0%
Cost of goods sold $113.2 $98.0 15.5%
Gross profit $38.4 $33.9 13.5%
25.3% 25.7%
SG&A (excl. depr. & amort.) $39.4 $36.9 6.7%
Depreciation & amortization
1
$2.1 $3.2 (35.2%)
Restructuring charges $2.4 $0.4 509.4%
Operating loss ($5.4) ($6.6)
Other expense/(income), net $0.1 ($1.1)
Interest expense, net $0.3 $0.3
Loss before income taxes ($5.8) ($5.8)
Income tax (benefit)/expense ($1.0) $4.5
Net loss ($4.8) ($10.3)
Basic and diluted loss per share:
Net loss ($0.21) ($0.45)
Adjusted EBITDA excl. charges
2
($0.5) ($2.7)
(0.3%) (2.1%)
(1) $0.5M and $0.3M of developed technology amortization included in COGS for Q1FY12 and Q1FY11, respectively
(2) Excludes Restructuring charge
June 30
Three Months Ended

Q1 review: Hospitality (“HSG”)
Q1 review: Hospitality (“HSG”)
• Revenue decreased 9%, largely due to lower
hardware sales
• Gross margin increased due to higher
services margin and proportion of services
• SG&A, excluding depr. & amort., increased
$1.8M
• Guest360
TM
capitalized costs were $0.3M
compared with $1.0M in prior-year quarter
• Adjusted EBITDA, excluding restructuring
charges, decreased $1.5M due to higher
SG&A
HSG Segment Profit ($Mil.) Q1 Year-over-Year Commentary

2011 2010%
Net sales $21.0 $23.1 (9.1%)
Cost of goods sold $7.7 $9.8 (21.2%)
Gross profit $13.3 $13.3 (0.2%)
63.3% 57.7%
SG&A (excl. depr. & amort.) $12.0 $10.2 16.9%
Depreciation & amortization $0.6 $0.8 (27.2%)
Restructuring charges $0.2 $0.0 nm
Operating income $0.5 $2.2
Depreciation & amortization $1.1 $1.1
Adjusted EBITDA $1.6 $3.3
Adjusted EBITDA excl. charges $1.8 $3.3
8.4% 14.4%
(1) $0.5M and $0.3M of developed technology amortization included in COGS for Q1FY12 and Q1FY11, respectively
(2) Excludes Restructuring charge
Three Months Ended
June 30
2
1

Q1 review: Retail (“RSG”)
Q1 review: Retail (“RSG”)
• Revenue increased 39%, primarily due to
higher hardware and services sales
• Gross margin decreased as a result of lower
hardware margins and higher proportion of
hardware
• SG&A, excl. depr. & amort., was essentially
unchanged
• Adjusted EBITDA, excluding restructuring
charges, increased $0.5M on higher revenue
RSG Segment Profit ($Mil.) Q1 Year-over-Year Commentary

2011 2010%
Net sales $32.9 $23.7 38.7%
Cost of goods sold $26.7 $18.1 47.6%
Gross profit $6.3 $5.7 10.4%
19.0% 23.9%
SG&A (excl. depr. & amort.) $3.9 $3.8 1.6%
Depreciation & amortization $0.2 $0.1 nm
Restructuring charges $0.1 $0.0
Operating income $2.1 $1.8
Depreciation & amortization $0.2 $0.1
Adjusted EBITDA $2.3 $1.9
Adjusted EBITDA excl. charges
1
$2.4 $1.9
7.2% 7.8%
(1) Excludes Restructuring charge
Three Months Ended
June 30

Q1 review: Technology (“TSG”)
Q1 review: Technology (“TSG”)
• Revenue increased 15%
• Gross margin increased on higher hardware
margins
• SG&A, excl. depr. & amort., increased by
$0.3M
• Acquisition-related intangible amortization
decreased $0.6M due to impairment of
intangible assets in Q4 FY11
• Adjusted EBITDA increased $3.7M due to
higher revenue and gross margin expansion
TSG Segment Profit ($Mil.) Q1 Year-over-Year Commentary

2011 2010%
Net sales $97.8 $85.1 14.9%
Cost of goods sold $78.9 $70.2 12.4%
Gross profit $18.9 $14.9
26.8%
19.3% 17.5%
SG&A (excl. depr. & amort.) $16.2 $15.9 2.0%
Depreciation & amortization $0.1 $0.8 (85.0%)
Restructuring charges $0.0 $0.0 nm
Operating income/(loss) $2.6 ($1.8)
Depreciation & amortization $0.1 $0.8
Adjusted EBITDA $2.7 ($1.0)
Adjusted EBITDA excl. charges $2.7 ($1.0)
2.8% (1.1%)
(1) Excludes Restructuring charges
Three Months Ended
June 30
1

Q1 review: Corporate/other
Q1 review: Corporate/other
• SG&A, excl. depr. & amort., increased $0.4M
due to accelerated vesting of stock
compensation and transaction expenses both
related to TSG divestiture
• Restructuring charge related to CEO
transition and other cost-reduction initiatives
• Adjusted EBITDA loss, excluding charges,
increased $0.4M
Corporate ($Mil.) Q1 Year-over-Year Commentary

2011 2010 $
SG&A (excl. depr. & amort.) $7.3 $7.0 $0.4
Depreciation & amortization $1.2 $1.5 ($0.3)
Restructuring charge $2.0 $0.4 $1.6
Operating loss ($10.6) ($8.9) ($1.7)
Depreciation & amortization $1.2 $1.5 ($0.3)
Adjusted EBITDA ($9.4) ($7.4) ($2.0)
Adjusted EBITDA excl. charges¹
($7.3) ($7.0) ($0.4)
(1) Excludes Restructuring charges
Three Months Ended
June 30

FY12 Q1 review: summary balance sheet
performance
FY12 Q1 review: summary balance sheet
performance
• Cash at quarter-end was $51.7M — a
decrease of $22.7M from 3/31/11
• Cash at close of TSG divestiture was
approximately $102M
• Days sales outstanding was unchanged in Q1
FY12 from 3/31/11 at 77 days
• Working capital as a percent of revenue
increased sequentially to 5.9%
• Capital expenditures were $0.8M in Q1 FY12,
compared with $1.5M in Q1 FY11 —
decrease due to lower capitalized Guest360
expense
• Working capital is (A/R + Inventory) less (A/P + IGF flooring + Deferred
Revenue)
• Quarterly revenue annualized at historical quarterly skew
$121.9
$157.6
$210.3
$123.7
$130.5
$25.9
$22.6
$22.5
$20.6
$25.7
6.1%
6.9%
7.8%
3.4%
5.9%
$0
$50
$100
$150
$200
$250
Q1FY11 Q2FY11 Q3FY11 Q4FY11 Q1FY12
0%
3%
6%
9%
12%
15%
Receivables Inventory Working capital as % of sales

Working Capital ($Mil.)
Commentary

Agilysys, Inc. (Nasdaq: AGYS) Agilysys, Inc. (Nasdaq: AGYS) Agilysys, Inc. (Nasdaq: AGYS) Fiscal 2012 Unaudited First-Quarter Results August 9, 2011 11

Reconciliation of net loss to adjusted EBITDA
Reconciliation of net loss to adjusted EBITDA
2011 2010
Net loss
(4,789) $      (10,252) $
Plus:
    Interest expense, net
305             263
    Income tax (benefit) expense
(1,041)
4,480
    Depreciation and amortization expense (a) 2,530          3,455
    Other expenses (income), net
138             (1,083)
Adjusted EBITDA
(2,857) $
(3,137) $
Restructuring charges
2,395          393
Adjusted EBITDA excluding restructuring charges
(462) $         (2,744) $
(a) Depreciation and amortization expense excludes amortization of deferred financing fees totaling $131 for each of the three months ended June 30, 2011 and 2010, respectively, as such costs are already included in interest expense, net.
(In thousands)
Three Months Ended
June 30,